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                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  May 15, 1997



                              SOUTHDOWN, INC.
          (Exact name of registrant as specified in its charter)


      Louisiana                1-6117             72-0296500
 (State or other            (Commission       (I.R.S. Employer
  jurisdiction of           File Number)      Identification No.)
 incorporation or
   organization)

  1200 Smith Street
     Suite 2400
   Houston, Texas                                   77002
(Address of principal                             (Zip Code)
  executive offices)


Registrant's telephone number, including area code:  (713) 650-6200







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Item 5.  Other Events

    On May 15, 1997, Southdown, Inc. (the Company) held its 1997 Annual Meeting of Shareholders. At the Annual Meeting, Messrs. Clarence C. Comer, Robert G. Potter and Robert J. Slater were elected as Class III directors to serve for a three-year term expiring at the Company s annual meeting of shareholders in 2000 and until their successors are duly elected and have qualified. The shareholders of the Company also ratified and approved the Board of Directors amendment of the 1991 Nonqualified Stock Option Plan for Non-Employee Directors of the
Company, approved for federal income tax law purposes the Company's Annual Incentive Plan, approved the Company's Phantom Stock and Deferred Compensation Plan for Non-Employee Directors and ratified the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 1997.

    The votes of the shareholders of the Company with respect to the election of directors were as follows:

      Nominee                For                   Withheld
      -------                ---                   --------

  Clarence C. Comer        20,083,518               66,868
  Robert G. Potter         20,090,426               59,960
  Robert J. Slater         20,086,173               64,213

  The shareholder vote with respect to ratification and approval of the Board of Directors amendment of the 1991 Nonqualified Stock Option Plan for Non-Employee Directors of the Company was 19,172,204 for ratification and approval and 847,179 against, with 131,003 abstentions.

  With respect to the approval for federal income tax law purposes of the Company's Annual Incentive Plan, the shareholder vote was 19,786,662 for approval and 229,859 against, with 133,865 abstentions.

  With  respect to the  approval of the  Company's  Phantom  Stock and  Deferred
Compensation  Plan  for  Non-Employee   Directors,   the  shareholder  vote  was
19,562,322 for approval and 401,356 against, with 186,708 abstentions.

  The shareholder vote with respect to ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 31, 1997 was 20,005,789 for ratification and 16,565 against, with 128,032 abstentions.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOUTHDOWN, INC.
                                ------------------------------
                                         (Registrant)

Date:  June 3, 1997            By:      JAMES L. PERSKY
                                  ----------------------------
                                        James L. Persky
                                   Executive Vice President-
                                   Finance and Administration
                                 (Principal Financial Officer)